SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: September 4, 2013

(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland	None
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Logitech International S.A.

Apples, Switzerland

c/o Logitech Inc.

7600 Gateway Boulevard

Newark, California 94560

(Address of principal executive offices and zip code)

(510) 795-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 below, at the Annual General Meeting of Shareholders of Logitech International S.A. (“Logitech” or the “Company”), the Company’s shareholders approved the amendment and restatement of the Company’s 1996 Employee Share Purchase Plan (U.S.) and 2006 Employee Share Purchase Plan (Non-U.S.) (together, the “ESPPs”), to authorize making eight million (8,000,000) additional shares available for purchase under the ESPPs and to incorporate changes in law and implement certain best practices. The Company’s shareholders also approved the amendment and restatement of the Logitech Management Performance Bonus Plan (the “Bonus Plan”) to allow Logitech to retain the ability to grant awards to Logitech executive officers that are fully deductible for U.S. federal income tax purposes.

The ESPPs and the Bonus Plan are described in the Company’s definitive proxy statement filed on July 23, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders of the Company was held on September 4, 2013. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2013

For	Against	Abstain	Broker Non-Votes
65,623,487	1,293,462	1,568,096	7,723
98.1%	1.9%	N/A	N/A

Proposal 2: Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
47,684,428	9,558,213	11,242,405	9,321,273
83.3%	16.7%	N/A	N/A

Proposal 3: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
66,744,368	231,856	1,508,822	7,723
99.7%	0.3%	N/A	N/A

Proposal 4: Amendment and restatement of the Company’s 1996 Employee Share Purchase Plan (U.S.) and 2006 Employee Share Purchase Plan (Non-U.S.), including an increase of 8 million shares to the number of shares available for purchase under the ESPPs

For	Against	Abstain	Broker Non-Votes
54,507,510	2,949,534	11,027,602	9,321,273
94.9%	5.1%	N/A	N/A

Proposal 5: Amendment and restatement of the Logitech Management Performance Bonus Plan

For	Against	Abstain	Broker Non-Votes
50,189,554	7,182,130	11,112,962	9,321,273
87.5%	12.5%	N/A	N/A

Proposal 6: Authorization to exceed 10% holding of own share capital

For	Against	Abstain	Broker Non-Votes
29,809,918	17,185,475	11,164,409	9,321,274
63.4%	36.6%	N/A	N/A

Proposal 7: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2013

For	Against	Abstain	Broker Non-Votes
46,006,382	1,143,689	11,009,731	9,321,273
97.6%	2.4%	N/A	N/A

Proposal 8.1: Re-election of Mr. Daniel Borel

For	Against	Abstain	Broker Non-Votes
56,765,539	949,912	10,769,195	9,321,272
98.4%	1.6%	N/A	N/A

Proposal 8.2: Re-election of Mr. Kee-Lock Chua

For	Against	Abstain	Broker Non-Votes
56,600,055	1,093,998	10,790,593	9,321,272
98.1%	1.9%	N/A	N/A

Proposal 8.3: Re-election of Ms. Sally Davis

For	Against	Abstain	Broker Non-Votes
56,903,432	781,507	10,797,267	9,321,272
98.6%	1.4%	N/A	N/A

Proposal 8.4: Re-election of Mr. Guerrino De Luca

For	Against	Abstain	Broker Non-Votes
42,459,051	15,191,549	10,831,606	9,321,272
73.6%	26.4%	N/A	N/A

Proposal 8.5: Re-election of Mr. Didier Hirsch

For	Against	Abstain	Broker Non-Votes
56,883,130	768,884	10,830,191	9,321,272
98.7%	1.3%	N/A	N/A

Proposal 8.6: Re-election of Mr. Neil Hunt

For	Against	Abstain	Broker Non-Votes
56,340,537	1,290,709	10,850,960	9,321,272
97.8%	2.2%	N/A	N/A

Proposal 8.7: Re-election of Ms. Monika Ribar

For	Against	Abstain	Broker Non-Votes
53,136,948	4,550,785	10,794,473	9,321,272
92.1%	7.9%	N/A	N/A

Proposal 8.8: Election of Mr. Bracken P. Darrell

For	Against	Abstain	Broker Non-Votes
54,005,043	3,305,534	11,171,629	9,321,272
94.2%	5.8%	N/A	N/A

Proposal 9: Re-election of PricewaterhouseCoopers S.A. as Logitech’s auditors and ratification of the appointment of PricewaterhouseCoopers LLP as Logitech’s independent registered public accounting firm for fiscal year 2014

For	Against	Abstain	Broker Non-Votes
65,069,673	1,666,635	1,745,898	0
97.5%	2.5%	N/A	N/A

Under Swiss law, abstentions are not counted towards the calculation of the majority required for passage of the proposals.

Item 8.01 Other Events

With respect to the dividend approved under Proposal 3 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is Thursday, September 12, 2013, the record date is Monday, September 16, 2013 and the payment date is Tuesday, September 17, 2013. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on September 11, 2013. Information regarding the distribution can be found on the Investor Relations page of the Company’s website.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	1996 Employee Share Purchase Plan (U.S.), as amended and restated on September 4, 2013 (incorporated by reference to Appendix A of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 23, 2013)

10.2	2006 Employee Share Purchase Plan (Non-U.S.), as amended and restated on September 4, 2013 (incorporated by reference to Appendix B of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 23, 2013)

10.3	Logitech Management Performance Bonus Plan, as amended and restated on September 4, 2013 (incorporated by reference to Appendix C of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 23, 2013)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Catherine Valentine
Catherine Valentine
Vice President, Legal, General Counsel and Corporate Secretary

September 9, 2013

Exhibit Index

Exhibit No.	Description

10.1	1996 Employee Share Purchase Plan (U.S.), as amended and restated on September 4, 2013 (incorporated by reference to Appendix A of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 23, 2013)

10.2	2006 Employee Share Purchase Plan (Non-U.S.), as amended and restated on September 4, 2013 (incorporated by reference to Appendix B of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 23, 2013)

10.3	Logitech Management Performance Bonus Plan, as amended and restated on September 4, 2013 (incorporated by reference to Appendix C of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 23, 2013)